Equitable Financial Life and Annuity Company

(A wholly owned subsidiary of Equitable Financial Services, LLC,

ultimately a wholly owned subsidiary of Equitable Holdings, Inc.)

Statutory Financial Statements, Supplemental Schedules

And Report of Independent Auditors

December 31, 2025 and 2024

EQUITABLE FINANCIAL LIFE AND ANNUITY COMPANY

Report of Independent Auditors

To the Board of Directors of Equitable Financial Life and Annuity Company

Opinions

We have audited the accompanying statutory financial statements of Equitable Financial Life and Annuity Company (the “Company”), which comprise the statutory statements of assets, liabilities, surplus, and other funds as of December 31, 2025 and 2024, and the related statutory statements of summary of operations, of changes in capital and surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities, surplus and other funds of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of selected financial data, supplemental summary investment schedule, and supplemental investment risk interrogatories (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

Charlotte, North Carolina

April 7, 2026

EQUITABLE FINANCIAL LIFE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF ASSETS, LIABILITIES, SURPLUS AND OTHER FUNDS

AS OF

(in thousands)

	December 31,
	2025	2024
ADMITTED ASSETS
Cash and invested assets:
Cash, cash equivalents and short term investments	$10,708	$34,226
Fixed maturities	251,193	296,096
Policy loans	64,179	194,623

Total cash and invested assets	$326,080	$524,945
Amounts receivable from reinsurers	12,441	16,295
Receivable from parent, subsidiaries and affiliates	156	187
Net deferred tax asset	1,029	2,866
Admitted disallowed IMR	497	2,146
Other assets	2,041	1,530

Total Assets	$342,244	$547,969

LIABILITIES, SURPLUS AND OTHER FUNDS
Liabilities:
Commitments and contingencies (Note 8)
Policy reserves & deposit type funds	$79,446	$361,181
Policy and contract claims	33,051	2,321
Asset valuation reserve	1,958	1,846
Payable to parent, subsidiaries and affiliates	18,281	20,203
Other liabilities	18,057	8,075

Total Liabilities	$150,793	$393,626

Capital and Surplus:
Common capital stock	$2,500	$2,500
Gross paid in and contributed surplus	181,347	181,347
Assigned surplus — Admitted disallowed IMR	497	2,146
Unassigned (deficit) surplus	7,107	(31,650)

Capital and Surplus	$191,451	$154,343

Total Liabilities, Capital and Surplus	$342,244	$547,969

See notes to the statutory financial statements

EQUITABLE FINANCIAL LIFE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF SUMMARY OF OPERATIONS

FOR THE YEARS ENDED

(in thousands)

	December 31,
	2025	2024
SUMMARY OF OPERATIONS
Premiums and annuity considerations	$(245,462)	$(1,700)
Net investment income	14,848	25,607
Other income	12,280	2,181

Total revenues	(218,334)	26,088

Policyholder benefits	51,899	27,985
Increase (decrease) in reserves	(281,735)	(11,012)
Commissions and operating expenses	1,628	1,421

Total benefits and expenses	(228,208)	18,394

Net gain (loss) from operations before federal income taxes	9,874	7,694
Federal income taxes (benefit) expense (excl. capital gains tax)	2,312	—

Net gain from operations	7,562	7,694
Net realized capital gains (losses), net of tax	218	(609)

Net Income	$7,780	$7,085

See notes to the statutory financial statements

EQUITABLE FINANCIAL LIFE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

FOR THE YEARS ENDED

(in thousands)

	December 31,
	2025	2024
CHANGES IN CAPITAL AND SURPLUS
Balance — beginning of year	$154,343	$145,262
Net Income	7,780	7,085
Change in asset valuation reserve	(111)	(284)
Change in surplus as a result of reinsurance	31,671	—
Other changes to surplus	(2,232)	2,280

Net change in capital and surplus for the year	37,108	9,081

Balance — end of year	$191,451	$154,343

See notes to the statutory financial statements

EQUITABLE FINANCIAL LIFE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED

(in thousands)

	December 31,
	2025	2024
Cash from operations:
Premiums and annuity considerations	$(4,948)	$(1,114)
Net investments income	15,013	26,361
Other income	2,497	2,181

Total	12,562	27,428

Policy benefits	12,848	33,659
Commissions, expenses and other deductions	1,373	1,582

Total	14,221	35,241

Net cash (used in) provided from operations	(1,659)	(7,813)

Cash from investments:
Fixed maturities sold, matured or repaid	15,163	14,875
Fixed maturities acquired	(34,209)	(21,910)
Net increase (decrease) in policy loans	(1,167)	20,355

Net cash (used in) provided from investments	(20,213)	13,320

Cash from financing and miscellaneous sources:
Other cash (applied) provided	(1,646)	(5,816)

Net cash (used in) provided from financing and miscellaneous sources	(1,646)	(5,816)
Net change in cash and short-term investments	(23,518)	(309)
Cash, short-term investments, beginning of year	34,226	34,535

Cash, short-term investments, end of year	$10,708	$34,226

For supplemental disclosures of cash flow information for non-cash transactions see Note 2

See notes to the statutory financial statements

EQUITABLE FINANCIAL LIFE AND ANNUITY COMPANY

NOTES TO FINANCIAL STATEMENTS — STATUTORY BASIS

1.	ORGANIZATION

Equitable Financial Life and Annuity Company (“the Company”) is a stock life insurance company chartered by the State of Colorado. The Company is a wholly owned subsidiary of Equitable Financial Services, LLC (“EFS”) a downstream holding company of Equitable Holdings, Inc., and collectively with its consolidated subsidiaries referred to herein as “Holdings”. The Company is an indirect, wholly-owned subsidiary of Holdings.

The Company’s current operations consist principally of the servicing of whole life fixed premium, interest sensitive and 10 year, 15 year and 20 year term life insurance policies. The Company’s life products are distributed by sales associates of Equitable Network, LLC (“Equitable Network”), an affiliate. The Company discontinued issuing new business in 2002. From 2009 through 2011, the Company began issuing one-year term life insurance on a limited basis. This was discontinued in 2012.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statutory basis financial statements of the Company have been prepared in conformity with accounting practices and procedures as prescribed or permitted by the Department of Regulatory Agencies, Colorado Division of Insurance (“SAP”).

The Department of Regulatory Agencies, Colorado Division of Insurance (“Colorado Division of Insurance” or the “Department”) recognizes only statutory accounting practices prescribed or permitted by the State of Colorado for determining and reporting the financial condition and results of operations of an insurance company, in order to determine its solvency under the Colorado State Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Colorado. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (SSAPs) and Appendices.

There are no differences in net income and capital and surplus under NAIC SAP and under SAP for the Company.

Accounting Changes:

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles are reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. During 2025 and 2024, there were no accounting changes that had a material impact on the Company.

Effective January 1, 2025 the Company adopted revisions to SSAP 26 — Bonds to incorporate their principles-based bond definition project’s (PBBD) concepts on what should be reported as a long-term bond. In accordance with the transition guidance specifically for PBBD, this is not a change in accounting principle.

Differences Between Generally Accepted Accounting Principles in the United States of America (“GAAP”) and SAP:

The differences between statutory surplus and capital stock determined in accordance with SAP and total shareholder’s equity on a GAAP basis are primarily to: (a) the inclusion in SAP of an Asset Valuation Reserve (“AVR”) intended to stabilize surplus from fluctuations in the value of investment portfolio; (b) policy reserves and deposit type funds under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable and deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company’s financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings.

Further, deferred tax assets are reflected to the extent the probability of realization is more likely than not and admissibility of deferred tax assets than are considered realizable is limited while under GAAP, current and deferred Federal income taxes are reported in both income and comprehensive income and deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company’s financial statements. Deferred tax assets are subject to a similar realization assessment under GAAP; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral under SAP of interest-related realized capital gains and losses on fixed income investments through the Interest Maintenance Reserve (“IMR”); (f) certain assets, primarily a portion of the deferred tax asset, are not admissible under SAP but are admissible under GAAP; (g) reserves and reinsurance recoverables on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively, under SAP while under GAAP these reinsured amounts are reflected as an asset; and (h) under SAP, premiums, regardless of policy type, are recognized when due and include the change in the deferred premium asset while under GAAP revenue recognition varies by product type and does not include the change in deferred premiums.

The effects of the differences between GAAP and SAP on the accompanying statutory financial statements have not been determined, but are presumed to be material.

Use of Estimates in Preparation of the Financial Statements

The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the period. Actual results could differ from those estimates. Some of the significant estimates include valuation of investments and those used in determining the measurement of a recognized other than temporary impairment; aggregate reserves; claim liabilities; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Accounting Policies

Recognition of Premium Income and Related Expenses

Premiums, considerations and purchase payments are generally recognized as income when due. Payments on deposit type contracts are recorded to the policy reserve. Policy acquisition costs incurred in connection with the acquiring of new business, such as commissions, underwriting, agency and policy issuance expenses, are charged to operations as incurred.

Reinsurance ceded

Policy and contract liabilities ceded to reinsurers under coinsurance agreements have been reported as reductions of the related reserves. Any reinsurance balance amounts deemed to be uncollectible are written off through a charge to earnings. A liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability for unauthorized reinsurers are credited or charged to surplus. Any increase in surplus, net of tax, resulting from a new reinsurance agreement is initially recorded as a direct credit to surplus. This surplus increase is then amortized into income, net of tax, as earnings emerge from the reinsured business, with no further effect on surplus. Losses arising from new reinsurance agreements are recognized immediately as an expense.

Valuation of Investments:

Fixed Maturities, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. The new NAIC Designation Category applies wherever an NAIC Designation is reported and produced by the SVO. The more granular delineations of credit risk are called an NAIC Designation Category, a combination of the NAIC Designation and NAIC Designation Modifier, and are distributed as follows, 20 in total: 7 for the NAIC 1 Designation grade indicated by the letters A through G; 3 delineations each for each of the NAIC Designation grades NAIC 2, NAIC 3, NAIC 4 and NAIC 5 indicated by the letters A, B and C and 1 delineation for NAIC Designation grade NAIC 6 with no NAIC Designation Modifier. Bonds rated in the top five NAIC Designations are generally valued at amortized cost while bonds rated at the lowest NAIC Designations are valued at lower of amortized cost or fair market value. The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased. For other than temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss.

Mortgage backed and asset backed bonds are amortized using the effective interest method including anticipated prepayments from the date of purchase; significant changes in the estimated cash flows from original purchase assumptions are accounted for using the retrospective method. Mortgage backed and asset backed bonds carrying values are adjusted for impairment deemed to be other than temporary through write-downs recorded as realized capital losses.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Short-term investments are stated at cost or amortized cost, which approximates fair value.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with a maturity of three months or less and certificates of deposits of one year or less.

Policy loans are stated at unpaid principal balances.

Realized Investments Gains (Losses) and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of net income. The change in unrealized capital gains (losses) is presented as a component of change in surplus.

The AVR and IMR are required under SAP. The AVR is determined by a specified formula and provides for possible future investment losses through charges to capital and surplus. The AVR requires reserves for bonds, preferred stocks, common stocks, mortgage loans on real estate, real estate, and other investments. The IMR captures, for all types of fixed income investments, the realized investment gains and losses which result from changes in the overall level of interest rates. These deferred investment gains or losses are amortized into income over the remaining term to maturity of the investments sold.

As of September 2023, the NAIC adopted a change to the reporting of net negative Interest Maintenance Reserve (IMR). Reporting entities that qualify pursuant to certain limitations, are permitted to admit previously disallowed negative IMR up to 10% of the reporting entity’s adjusted general account capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with its domiciliary state commissioner. The capital and surplus cap is adjusted to exclude any net positive goodwill, EDP equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR. As a result of the change, as of December 31, 2025 and 2024, EFLA was able to record on its balance sheet, an asset line item titled “Admitted disallowed IMR” totaling $497 thousand and $2,146 thousand, respectively.

Fair Value of Financial Instruments:

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ widely accepted internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

Non-Admitted Assets:

Certain assets designated as “non-admitted” (principally the deferred tax asset) are excluded from the Statement of Assets and statutory surplus. The Company had $991 thousand and $5,595 thousand of non-admitted assets as of December 31, 2025 and December 31,2024, respectively.

Policy and Contract Claims:

Policy and contract claim expenses are reported in the period when the Company determines they are incurred. The claim liability would include an estimate for claims incurred but not reported.

Aggregate Reserves:

Aggregate reserves for insurance policies are generally computed under the Commissioners’ Reserve Valuation Method or otherwise under the net level premium method or comparable method, and are subject to reserve adequacy testing.

Benefit reserves are computed using statutory mortality and interest requirements and are generally determined without consideration of future withdrawals. Interest rates used in establishing such reserves range from 4% to 6%.

Federal Income Taxes

The Company has a tax sharing agreement with Holdings and is included in a consolidated federal income tax return together with Equitable Holdings and other affiliates. In accordance with the tax sharing agreement, tax expense is based on a separate company computation. Any loss not currently usable is carried forward and credited when usable by the Company on a separate basis. For more information see Footnote 5.

Listed below is the supplemental disclosures of cash flow transactions for non-cash items excluded in the Cash Flow (in Thousand):

	December 31, 2025*	December 31, 2024
Premiums and annuity considerations	$239,305	$—
Miscellaneous Income	(41,454)	—

Total	197,851	—
Benefit and loss related payments	785	—

Total	785	—
Net cash (used in) provided from operations	$197,066	$—

Bonds proceeds	(65,456)	—

Total investment proceeds	(65,456)	—
Net increase (decrease) in policy loans	131,610

Net cash (used in) from investments	$(197,066)	$—

Net cash from financing and miscellaneous sources	$—	$—

Total non-cash transactions	$—	$—

*2025 is driven by a large reinsurance transaction.

3.	INVESTMENTS

Fixed Maturities

The following tables provide additional information relating to fixed maturities held by the Company:

	Carrying Value	Gross Unrealized		Estimated Fair Value
		Gains	Losses
		(in thousands)
December 31, 2025
Issuer Credit Obligations
U.S. Government Obligations	$5,177	$78	$140	$5,115
Other U.S. Government Obligations	4,034	—	485	3,549
Corporate Bonds (Unaffiliated)	240,618	1,815	9,310	233,123

Total Issuer Credit Obligations	249,829	1,893	9,935	241,787

Asset-Backed Securities Agency Residential Mortgage-Backed Securities — Not/Partially Guaranteed	1,364	—	70	1,294

Total Asset-Backed Securities	1,364	—	70	1,294

Total Issuer Credit Obligations and Asset-Backed Securities	$251,193	$1,893	$10,005	$243,081

	Carrying Value	Gross Unrealized		Estimated Fair Value
		Gains	Losses
		(in thousands)
December 31, 2024
Fixed maturities:
U.S. Government	$5,169	$—	$182	$4,987
Special Revenue & Special Assessment Obligation	5,653	3	723	4,933
Industrial & Misc. (Unaffiliated)	285,274	1,270	18,297	268,247

Total Fixed maturities	$296,096	$1,273	$19,202	$278,167

Proceeds from sales of investments in fixed maturities during 2025 and 2024 were $10,373 thousand and $5,281 thousand, respectively. Gross gains of $54 thousand in 2025 and $0 in 2024 and gross losses of $200 thousand in 2025 and $596 thousand in 2024, respectively were realized on these sales.

The carrying value and estimated fair value of fixed maturities at December 31, 2025 by contractual maturity are as follows:

	Carrying Value	Fair Value
	(in thousands)
Due in one year or less	$3,542	$3,522
Due after one year through five years	$92,427	$88,948
Due after five years through ten years	$138,323	$134,488
Due after ten years through twenty years	$15,155	$14,576
Due after twenty years	$382	$253
Mortgage-backed securities	$1,364	$1,294

Total fixed maturities	$251,193	$243,081

Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The Company’s management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews the Company’s securities with unrealized losses for other-than-temporary impairments (“OTTI”). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s Investments Under Surveillance (“IUS”) Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

The following table discloses fixed maturities (138 issues) and (208 issues), that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2025 and 2024, respectively (in thousands):

December 31, 2025	Less than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in thousands)
Fixed maturities:
Issuer Credit Obligations
Corporate Bonds	$34,970	$200	$128,527	$9,110	$163,497	$9,310
Government Bonds	—	—	5,040	625	5,040	625

December 31, 2025	Less than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in thousands)
Asset-Backed Securities Non-Financial ABS - Full Analysis	—	—	1,294	70	1,294	70

Total Fixed maturities	$34,970	$200	$134,861	$9,805	$169,831	$10,005

December 31, 2024	Less than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in thousands)
U.S Government	$3,610	$23	$1,377	$159	$4,987	$182
Special Revenue & Special Assess. Obligations	—	—	4,813	723	4,813	723
Industrial & Misc. (Unaffiliated)	61,220	1,401	166,177	16,896	227,397	18,297

Total Fixed maturities	$64,830	$1,424	$172,367	$17,778	$237,197	$19,202

All contractual payments remain current and the Company has the ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value.

The Company’s fixed maturity investments are classified by the NAIC utilizing ratings from 1 to 6. Some securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or NAIC designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2025, the Company had no fixed maturities that were considered to be other than investment grade.

For the years ended 2025, and 2024, there were no write downs incurred.

At December 31, 2025 and 2024, there were no investments held for the production of income which were non-income producing, for the twelve months preceding the Statutory Statement of Assets date.

At December 31, 2025 and 2024, the Company, in accordance with various government and state regulations, had $4,408 thousand and $4,401 thousand, respectively of assets on deposit with government or state agencies, representing 1.3% of net admitted assets as of December 31, 2025.

Loan-Backed Securities

1)

Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The carrying value and fair value of the Company’s loan-backed securities as of December 31, 2025, was $1,364 thousand and $1,294 thousand, respectively.

2)	There were no loan-backed securities with a recognized other than temporary impairment as of December 31, 2025.

3)	There were no loan-backed securities with a recognized other than temporary impairment recorded during the year.

4)

All impaired (fair value is less than cost or amortized cost) loan-backed securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss (including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains) as of December 31, 2025 (in thousands):

a. The aggregate amount of unrealized losses:	1. Less than 12 Months	$—
	2. 12 Months or Longer	$70
b. The aggregate related fair value of securities with unrealized losses:	1. Less than 12 Months	$—
	2. 12 Months or Longer	$1,294

The aggregate unrealized losses of $70 thousand include $0 of valuation allowance already recognized through surplus.

Effective September 30, 2025, in accordance with new guidance relating to the INT 23-01 - Net Negative (Disallowed) Interest Maintenance Reserve for an additional new test for admission using current period unadjusted surplus, the Company has evaluated its current period ending capital and surplus position (before any non-admission of IMR) and determined that no additional IMR non-admission was necessary over and above using the old INT 23-01 rule. The old INT 23-01 rule only used adjusted capital and surplus figures from the most recently filed statement with the domiciliary state commissioner.

Reporting Net Negative (Disallowed) Interest Maintenance Reserve (IMR) (in thousands)

Net Negative (disallowed) IMR

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$497	$497	$—	$—
2024	$2,146	$2,146	$—	$—

Negative (disallowed) IMR admitted

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$497	$497	$—	$—
2024	$2,146	$2,146	$—	$—

Calculated adjusted capital and surplus

	Total
	2025	2024
Prior Period General Account Capital & Surplus	$177,636	$153,136
From Prior Period SAP Financials	$—	$—

Net Positive Goodwill (admitted)	$—	$—

EDP Equipment & Operating system Software (admitted)	$—	$—

Net DTAs (admitted)	$571	$3,100

Net Negative (disallowed) IMR (admitted)	$494	$2,777

Adjusted Capital & Surplus	$176,571	$147,259

Percentage of adjusted capital and surplus

	Total
	2025	2024
Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate account to adjusted capital and surplus	0.3%	1.5%

Allocated gains/losses to IMR from derivatives

2025	Gains	Losses
Unamortized Fair Value Derivative Gains & Losses Realized to IMR — Prior Period	—	—

Fair Value Derivative Gains & Losses Realized to IMR — Added in Current Period	—	—

Fair Value Derivative Gains & Losses Amortized Over Current Period	—	—

Unamortized Fair Value Derivative Gains & Losses Realized to IMR — Current Period Total	—	—

2024	Gains	Losses
Unamortized Fair Value Derivative Gains & Losses Realized to IMR — Prior Period	—	—

Fair Value Derivative Gains & Losses Realized to IMR — Added in Current Period	—	—

Fair Value Derivative Gains & Losses Amortized Over Current Period	—	—

Unamortized Fair Value Derivative Gains & Losses Realized to IMR — Current Period Total	—	—

The Company attests to the following statements:

i.	Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies.

ii.	IMR losses for fixed income related derivatives — Not applicable

iii.	Any deviation to 13.c.i is because of a temporary and transitory timing issue or related to a specific event.

iv.	Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures.

4.	INVESTMENT INCOME

The following table summarizes the net investment income for 2025 and 2024 (in thousands):

	2025	2024

Fixed maturities	$10,339	$10,641
Policy loans	4,681	14,863
Cash, cash equivalents and short term investments	475	902
Other income	170	90
Investment expense & other	(303)	(214)
Amortization of interest maintenance reserve	(514)	(675)

Net Investment Income	$14,848	$25,607

a. Due and accrued income was excluded from investment income on the following basis:

Securities as recommended by Equitable Holding’s Investments under Surveillance Committee.

b. The total amount excluded was $0

c. The gross, nonadmitted and admitted amounts for interest income due and accrued.

Amount (In Thousands)
1. Gross amount for interest income due and accrued	$3,848
2. Nonadmitted amount for interest income due and accrued	$—

3. Admitted amount for interest income due and accrued	$3,848

d. Aggregate deferred interest — None

e. The cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance — None

5 INCOME TAXES

A.

1.	The components of net deferred income tax assets and liabilities as of December 31, 2025, consisted of the following (in thousands):

	2025			2024			Change
	(1)	(2)	(3)	(4)	(5)	(6)
			(Col.1+2)			(Col.4+5)	(Col.1-4)	(Col.2-5)
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
1a) Gross Deferred Tax Assets	$1,969	$—	$1,969	$9,050	$—	$9,050	$(7,081)	$0	$(7,081)
1b) Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—

1c) Adjusted Gross Deferred Tax Assets	1,969	0	1,969	9,050	0	9,050	(7,081)	0	(7,081)
1d) Adjusted Gross Deferred Tax Assets Non-Admitted	505	—	505	5,504	—	5,504	(4,999)	0	(4,999)

1e) Subtotal Admitted Adjusted Gross Deferred Tax Asset	1,464	0	1,464	3,546	0	3,546	(2,082)	0	(2,082)

1f) Gross Deferred Tax Liabilities	129	306	435	153	527	680	(24)	(221)	(245)

1g) Net Admitted Deferred Tax Assets	$1,335	$(306)	$1,029	$3,393	$(527)	$2,866	$(2,058)	$221	$(1,837)

2.	Admission calculation components:

Admission Calculation Components SSAP. 101 (in thousands):

	2025			2024			Change
	(1)	(2)	(3)	(4)	(5)	(6)
			(Col.1+2)			(Col.4+5)	(Col.1-4)	(Col.2-5)
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
2a.) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
2b.) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	$1,029	—	$1,029	$2,866	—	$2,866	$(1,837)	—	$(1,837)
2b.1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	$1,029	—	$1,029	$2,866	—	$2,866	(1,837)	—	$(1,837)
2b.2)Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	28,563	XXX	XXX	22,722	XXX	XXX	5,841

	2025			2024			Change
	(1)	(2)	(3)	(4)	(5)	(6)
			(Col.1+2)			(Col.4+5)	(Col.1-4)	(Col.2-5)
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
2c.) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities	435	—	435	680	—	680	(245)	—	(245)

2d.) Deferred tax assets admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,464	$0	$1,464	$3,546	$0	$3,546	$(2,082)	$0	$(2,082)

Other Admissibility Criteria (in thousands)

	2025	2024
3a.) Ratio percentage used to determine recovery period and threshold limitation amount.	9,844.3%	5,728.1%
3b.) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation as filed:	$192,380	$153,323

4.	Impact of Tax Planning Strategies (in thousands):

	2025		2024		Change
	1	2	3	4	5 (Col. 1-3)	6 (Col. 2-4)
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
1. Adjusted gross DTAs amount from Note 9A1(c)	$1,969	—	$9,050	$—	$(7,081)	$0
2. Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

3. Net Admitted Adjusted Gross DTAs amount from Note 9A1(e)	$1,464	—	$3,546	—	$(2,082)	$0
4 Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The company’s tax planning strategies do not include the use of reinsurance.

B.	There are no deferred tax liabilities which are not recognized.

C.	Current income taxes incurred consist of the following major components (in thousands):

1.	Current Income Taxes

	2025	2024	(Col. 1-2)
Current Income Tax			Change
1a.) Federal income tax on operations	$2,312	$—	$2,312
1b.) Foreign	—	—	—

1c.) Subtotal	$2,312	$—	$2,312
1d.) Federal income tax on net capital gains	—	—	—
1e.) Utilization of capital loss carry-forwards	—	—	—
1f.) Incurred tax item in surplus	—	—	—

1g.) Federal and foreign income taxes incurred	$2,312	$—	$2,312

2.	Deferred tax assets (in thousands)

	2025	2024	(Col. 1-2)
Ordinary			Change
(2a1) Discounting of unpaid losses	$—	$—	$—
(2a2) Unearned premium reserve	—	—	—
(2a3) Policyholder reserve	7	25	(18)
(2a4) Investments	—	—	—
(2a5) Deferred acquisition costs	1,190	1,039	151
(2a6) Policyholder dividends accrual	—	—	—
(2a7) Fixed assets	—	—	—
(2a8) Compensation and benefits accrual	—	—	—
(2a9) Pension accrual	—	—	—
(2a10) Receivables — nonadmitted	—	—	—
(2a11) Net operating loss carry-forward	672	7,967	(7,295)
(2a12) Tax credit carry-forward	—	—	—
(2a13) Other	100	19	81

(2a99) Subtotal	1,969	9,050	(7,081)
C2b) Statutory valuation allowance adjustment	—	—	—
C2c). Nonadmitted	505	5,504	(4,999)

C2d.) Admitted ordinary deferred tax assets (2a99-2b-2c)	$1,464	$3,546	$(2,082)

Capital
(2e1) Investments	—	—	—
(2e2) Net capital loss carry-forward	—	—	—
(2e3) Real estate	—	—	—
(2e4) Other	—	—	—

(2e99.) Subtotal	—	—	—

(C2f) Statutory valuation allowance adjustment	—	—	—
(C2g) Non Admitted	—	—	—
(C2h) Admitted capital deferred tax assets (2e99-2f-2g)	—	—	—
(C2i.) Admitted deferred tax asset (2d + 2h)	$1,464	$3,546	$(2,082)

3.	Deferred tax liabilities (in thousands):

	2025	2024	Change
Ordinary
(3a1) Investments	$—	$—	$—
(3a2) Fixed assets	—	—	—
(3a3) Deferred and uncollected premium	$129	$148	$(19)
(3a4) Policyholder reserves	$0	5	(5)
(3a5) Other	—	—	—

(3a99) Subtotal	129	153	(24)

Capital
(3b1) Investments	$306	$527	$(221)
(3b2) Real estate	—	—	—
(3b3) Other	—	—	—

(3b99) Subtotal	306	527	(221)
(C3c.) Deferred tax liabilities (3a99+3b99)	435	680	(245)
C4. Net deferred tax assets/liabilities (2i-3c)	$1,029	$2,866	$(1,837)

The change in net deferred income taxes is comprised of the following (in thousands):

	2025	2024	Change
Total deferred tax assets	$1,969	$9,050	$(7,081)
Total tax liabilities	(435)	(680)	245

Net deferred tax assets/(liabilities)	1,534	8,370	(6,836)
Statutory valuation allowance adjustment	—	—	—

Net deferred tax assets/(liabilities) after SVA	$1,534	$8,370	$(6,836)
Tax effect of unrealized gains (losses)			—

Increase (decrease) in net deferred tax asset (liability)			$(6,836)

D.	Reconciliation of total statutory income taxes reported to tax at the statutory tax rate:

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows (in thousands):

	2025	2024
Provision computed at statutory rate	$2,291	$1,488
IMR capital gains and amortization	174	142
Change in non admitted assets	(83)	65
Items through surplus	6,651	—
Other, Including Prior Year True-Up	114	—

Total statutory taxes	$9,147	$1,695

Federal and Foreign Income Taxes Incurred	2,312	—
Change in net deferred income tax	6,835	1,695

Total statutory taxes	$9,147	$1,695

E.	As of December 31, 2025 and 2024 the Company has tax effected net operating loss carry-forwards of $672 thousand and $7,967 thousand, respectively, available for tax purposes.

The amounts of federal income taxes incurred that are available for recoupment in the event of future net losses are $0 thousand, $0 thousand and $0 thousand in 2025, 2024 and 2023, respectively.

There are no deposits admitted under section 6603 of the Internal Revenue Code.

F.	The company is included in a consolidated federal tax return together with its ultimate domestic parent Equitable Holdings and other subsidiaries and affiliates as follows:

1	Equitable Financial Life Insurance Company	11	EQ AZ Life Re Company
2	Equitable Financial Life Insurance Company of America	12	CS Life RE Company
3	Equitable Distribution Holding Corporation	13	Alpha Units Holdings II, Inc.
4	AllianceBernstein Corp.	14	Alpha Units Holdings, Inc.
5	Equitable Structured Settlement Corp.	15	Penn Investment Advisors, Inc.
6	Equitable Casualty Insurance Co.	16	Equitable Financial Bermuda RE, Ltd.
7	JMR Realty Services, Inc.
8	1740 Advisers, Inc.
9	MONY Financial Services, Inc.
10	Financial Marketing Agency, Inc.

Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or receivable as a result of taxable operations for the current year.

In accordance with the tax sharing agreement between Holdings and the Company, tax expense is based on separate company computations. Any loss not currently usable is carried forward and credited when usable by the company on a separate basis.

G.	Consideration of the Inflation Reduction Act (Act) for Fourth quarter 2025 Financial Statements:

a.	The Inflation Reduction Act (Act) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”). The Act and CAMT go into effect for tax years beginning after 2022.

b.

The Company is included in a consolidated federal income tax return together with its ultimate domestic parent, Equitable Holdings, Inc. (“EQH”). EQH has determined that it does not expect to be liable for CAMT in 2025.

c.	EQH has determined that it does not expect to be liable for CAMT in 2025.

H.

As of December 31, 2025, the Company had no provision for tax contingencies. It is not expected that this will increase in the next twelve months. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months. The possible change in the amount of unrecognized tax benefit cannot be estimated at this time.

6.	INFORMATION CONCERNING PARENT, SUBSIDIARIES, AND AFFILIATES

The Company reimburses Equitable Financial Life Insurance Company (“EFLIC”) for its use of their personnel, property and facilities in carrying out certain of its operations. Reimbursement for intercompany services is made on the basis of the cost of services provided. The Company paid Equitable Network $1,247 thousand and $1,516 thousand for agent renewal commissions and fees in 2025 and 2024 respectively. Intercompany transactions are typically settled on a monthly basis.

The Company recorded $18,281 thousand and $20,203 thousand of intercompany amounts payable, primarily due to EFLIC as of December 31, 2025 and 2024, respectively. In addition $156 thousand and $187 thousand were due from Equitable Network as of December 31, 2025 and 2024, respectively.

AllianceBernstein provides investment advisory and management services to the Company on a fee basis which amounted to $225 thousand and $214 thousand in 2025 and 2024, respectively.

The Company and EFLIC have reinsurance agreements in which the Company cedes a portion of its life insurance business to EFLIC. Under these agreements, the Company received $2,241 thousand and $3,060 thousand for claims and expenses from EFLIC in 2025 and 2024 and paid $6,148 thousand and $6,006 thousand for premiums to EFLIC in 2025 and 2024, respectively. See Footnote 10 for further details.

The Company has inforce corporate owned life insurance policies (“COLI”) issued to EFLIC, which are 100% ceded to a third party reinsurer. Direct premiums received from EFLIC were $13,694 thousand and $12,754 thousand for the years ended 2025 and 2024, respectively.

As a result of guidance issued on related party reporting, additional related parties and investments are required to be reported. In addition to its affiliated bond holdings, under this new definition Equitable also had bond assets of $6,677 thousand that represent securitization or similar investment vehicles such as mutual funds, limited partnerships and limited liability companies involving a relationship with a related party as sponsor, originator, manager, servicer, or other similar influential role and for which less than 50% (including 0%) of the underlying collateral represents investments in or direct credit exposure to related parties.

7.	CAPITAL AND SURPLUS, SHAREHOLDER DIVIDEND RESTRICTIONS

The Company has 1,000,000 shares of common capital stock authorized and outstanding with a par value of $2.50 per share as of 2025 and 2024. All outstanding shares are held by EFS.

Under Colorado Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its parent not exceeding an amount calculated based on a statutory formula. Based on this formula, the Company would be permitted to pay an ordinary shareholder dividend of $7.1 million during 2026. Payment of a dividend in excess of this amount would require the insurer to file notice of its intent to declare such dividends with the director who then has 30 days to disapprove the distribution. The Company did not pay any dividends in 2025 and 2024.

8.	CONTINGENCIES

Assessments

The Company holds a $35 thousand liability for the estimated portion of future assessments related to insolvent insurers. Slightly over half of the liability is attributable to Colorado Bankers Life. These assessments are expected to be paid over an extended period. The Company also holds a $30 thousand asset for premium tax offsets that are expected to be realized with respect to these assessments and a $137 thousand asset for premium tax offsets for assessments already paid. The Company has received no notification in 2025 of any other new insolvency material to the company. In 2025, the agreement for the resolution of the affected guaranty associations’ remaining obligations in the Executive Life Insurance Company matter successfully closed.

Listed below is a reconciliation of premium tax offsets (in thousands):

a. Assets recognized from paid and accrued premium tax offsets prior year end	$195
b. Decreases current year:
Premium tax offset applied	39
c. Increases current year:
2025 Assessments for which future credits will be applied	12

d. Assets recognized from paid and accrued premium tax offsets current year end	$168

Litigation

Insurance litigation:

A number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life insurers in the jurisdictions in which the Company does business. These actions and proceedings involve, among other things, insurers sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial fines and judgments against other insurers, including punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. The Company, from time to time, is involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company’s financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

9.	FAIR VALUE MEASUREMENTS

Assets measured at fair value on a non-recurring basis

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds valued at the lower of cost or fair value (after any other than temporary impairments), or investments that are impaired during the current year and recorded at fair value at that point in time. As of December 31, 2025 and 2024, there are no assets measured at fair value on a non-recurring basis.

Aggregate Fair Value of all Financial Instruments (in thousands):

2025
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Bonds:
Issuer Credit Obligations	$241,786	$249,829	$—	$241,786	$—	$—
Asset-Backed Securities	$1,294	$1,364	$—	$1,294	$—	$—

Total Bonds	$243,080	$251,193	$—	$243,080	$—	$—

Policy Loans	$72,376	$64,179	$—	$—	$72,376	$—

2024
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Bonds	$278,167	$296,096	$—	$278,167	$—	$—

Policy Loans	$218,442	$194,623	$—	$—	$218,442	$—

10.	REINSURANCE AGREEMENTS

The Company cedes reinsurance to EFLIC and non-affiliated insurance companies. The financial statement amounts are shown net of reinsurance ceded. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the Company of liability.

To limit exposure to losses, effective February 1998, the Company reinsured 90% of the mortality risk on new term policies. The Company also reinsures mortality risks in excess of $150 thousand on any single life, as well as the entire risk on certain substandard underwriting risks and in certain other cases. The reinsurance treaties include an agreement with the Reinsurance Group of America (“RGA”) for the Corporate Owned Life Insurance (‘COLI) block of business.

RGA Reinsurance Transaction - 2025

On July 31, 2025, the Company and its affiliated insurers, EFLIC and Equitable Financial Life Insurance Company of America (“EFLOA”), completed the master transaction agreement with Reinsurance Group of America (“RGA”) that was originally executed on February 23, 2025. Under this agreement, and subject to its stated terms and conditions, RGA entered into reinsurance agreements as reinsurer with the Company, EFLIC, and EFLOA. These agreements together comprise the “RGA Reinsurance Transaction.”

At the closing of the transaction, (i) each of EFLIC and EFLOA entered into a separate coinsurance and modified coinsurance agreement with RGA and (ii) the Company entered into a coinsurance agreement with RGA, each with an effective date of April 1, 2025, pursuant to which each ceding company ceded to RGA a 75% quota share of such ceding company’s in-force individual life insurance block including EFLIC’s Closed Block. At the closing of the transaction, assets supporting the general account liabilities relating to the reinsured contracts were deposited into a trust account for the benefit of the Company and a trust account for the benefit of EFLIC and EFLOA, which assets will secure RGA’s obligations to each ceding company under the applicable reinsurance agreement. EFLIC and EFLOA reinsured the applicable separate accounts relating to the applicable reinsured contracts on a modified coinsurance basis. In addition, the investment of assets in each trust account will be subject to investment guidelines and certain capital adequacy related triggers will require enhanced funding. The reinsurance agreements also contain additional counterparty risk management and mitigation provisions. The Company will continue to administer the applicable reinsured contracts.

As consideration for the RGA Reinsurance Transaction, at closing date on July 31, 2025, the Company transferred assets of $199 million, primarily representing fixed maturities, contract loans and existing and transactional debit balance (negative)

IMR totaling $0.3 million. The Company recorded $240 million of ceded reserves and claim liabilities, net of ceded deferred and uncollected premiums under the agreement. The Company recognized a $41 million pre-tax ceded commission gain from this transaction, $33 million (79%) of which was recorded through surplus with the remainder recognized through operations immediately as a result of this transaction. For the year ended December 31, 2025, the Company amortized $1.1 million of the initial gain from this reinsurance deal, from surplus into net gain from operations.

The amounts related to reinsurance ceded agreements are as follows:

	2025	2024
	(in thousands)
Direct premiums	$15,591	$18,953
Reinsurance premiums ceded:
EFLIC	(5,937)	(5,914)
Reinsurance Group of America	(253,281)	(12,929)
Other	(1,835)	(1,810)

Premiums	$(245,462)	$(1,700)

Reduction in insurance
Reserves: (at December 31)
Reinsurance Group of America	$1,211,574	$1,057,298
Other	$894	$978
Included in Other income:
Commission and expense allowance	$11,918	$2,150

No contracts requiring disclosure under paragraphs 79-84 of SSAP No. 61R were identified for the year ended December 31, 2025 and December 31, 2024, respectively.

11.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS

The Company waives deduction of deferred fractional premium upon death of insured and returns any portion of the final premium paid beyond the month of death. Surrender values are not in excess of the legally computed reserves.

Policies issued subject to multiple table substandard extra premiums are valued on the substandard reserve basis which recognizes the non-level incidence of the excess mortality costs. For permanent or temporary flat extras, an extra reserve equal to one-half of the gross extra premium is held in addition to the reserve on the standard basis.

As of December 31, 2025, the Company has $445,124 insurance in-force for which gross premiums are less than the net premiums according to the standard valuation set by the State of Colorado. Reserves to cover the above totaled $3 thousand at year-end and are reported in Exhibit 5, Miscellaneous Reserves.

The Tabular Interest and cost has been determined by formula as required by the insurance laws in the State of Colorado.

The Tabular Less Actual Reserve Released has been determined by formula as required by the insurance laws in the State of Colorado.

The Tabular Cost has been determined by formula as required by the insurance laws in the State of Colorado.

The Company has no contracts not involving life contingencies.

12.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS (in thousands):

	Account Value	Cash Value	Reserve
1. General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	—	—	—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life	$1,288,074	$1,288,074	$1,289,397
h. Variable Life	—	—	—
i. Variable Universal Life	—	—	—
j. Miscellaneous Reserves	—	—	—
Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	XXX	XXX	$914
b. Accidental Death Benefits	XXX	XXX	$—
c. Disability – Active Lives	XXX	XXX	$—
d. Disability – Disabled Lives	XXX	XXX	$1,603
e. Miscellaneous Reserves	XXX	XXX	$—

(3) Total (gross: direct + assumed)	$1,288,074	$1,288,074	$1,291,914

(4) Reinsurance Ceded	$1,197,741	$1,197,741	$1,212,468

(5) Total (net) (3) — (4)	$90,333	$90,333	$79,446

B. Separate Account with Guarantees — None.

C. Separate Account Nonguaranteed — None.

13.	PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums as of December 31, 2025 and 2024 were as follows:

	2025		2024
	Gross	Net of Loading	Gross	Net of Loading
	(in thousands)		( in thousands)
Ordinary renewal	$(1,836)	$(1,975)	$(2,585)	$(2,738)

Total	$(1,836)	$(1,975)	$(2,585)	$(2,738)

14.	SUBSEQUENT EVENTS

The Company is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. On March 26, 2026, Equitable Holdings, Inc., a Delaware corporation (“Equitable”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Equitable, Corebridge Financial, Inc., a Delaware corporation (“Corebridge”), Mountain Holding, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of Corebridge (“HoldCo”), Marcy Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of HoldCo (“Equitable Merger Sub”), and Palisade Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of HoldCo (“Corebridge Merger Sub”).

Equitable and Corebridge have agreed, subject to the terms and conditions of the Merger Agreement, to effect an all-stock merger transaction to combine their respective businesses by: (a) Corebridge Merger Sub merging with and into Corebridge, with Corebridge surviving such merger as a wholly-owned subsidiary of HoldCo (the “Corebridge Merger”), (b) immediately following the consummation of the Corebridge Merger, Equitable Merger Sub merging with and into Equitable, with Equitable surviving such merger as a wholly-owned subsidiary of HoldCo (the “Equitable Merger” and, together with the Corebridge Merger, the “Mergers”), and (c) as of the closing of the Mergers (the “Closing”), changing the name of HoldCo to “Equitable Holdings, Inc.”

The Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement have been unanimously approved by the boards of directors of both companies. The transaction is expected to close by year-end of 2026, subject to customary closing conditions, including the receipt of required regulatory approvals and approval of shareholders of both Corebridge and Equitable.

Events and transactions subsequent to the balance sheet date have been evaluated by management, for purpose of recognition or disclosure in these financial statements, through their date of issuance on April 7, 2026.

Equitable Financial Life and Annuity Company

Supplemental Schedules

Equitable Financial Life and Annuity Company

Supplemental Schedule of Selected Financial Data

As of and for the Year Ended December 31, 2025

The accompanying supplemental schedules and interrogatories present selected statutory financial data as of December 31, 2025 and for the year then ended for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual.

2025
(in thousands)
Investment Income Earned
U.S. Government bonds	$198
Other bonds (unaffiliated)	10,141
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	—
Real estate	—
Premiums notes, policy loans and liens	4,681
Cash on hand and on deposit	475
Short-term investments	—
Other invested assets	—
Derivative instruments	—
Aggregate write-ins for investment income	170

Gross Investment Income	$15,665

Real Estate Owned — Book Value less Encumbrances	—

Mortgage Loans — Book Value:
Farm mortgages	—
Residential mortgages	—
Commercial mortgages	—

Total mortgage loans	—

Mortgage Loans by Standing — Book Value:
Good standing	—
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosures in process	—
Other Long Term Assets – Statement Value
Collateral Loans	—
Bonds and Stocks of Parent, Subsidiaries and Affiliates – Book Value:
Bonds	—
Preferred Stocks	—
Common Stocks	—
Bonds and Short-term Investments by Class and Maturity:
Bonds by Maturity — Statement Value
Due within one year or less	$3,707
Over 1 year through 5 years	92,956
Over 5 years through 10 years	146,611
Over 10 years through 20 years	7,537
Over 20 years	382

Total by Maturity	$251,193

Equitable Financial Life and Annuity Company

Supplemental Schedule of Selected Financial Data

As of and for the Year Ended December 31, 2025 (continued)

2025
(in thousands)
Bonds by Class — Statement Value
Class 1	$186,521
Class 2	64,672
Class 3	—
Class 4	—
Class 5	—
Class 6	—

Total by Class	$251,193

Total Bonds Publicly Traded	$217,420

Total Bonds Privately Placed	$33,773

Preferred Stocks — Statement Value	—
Common Stocks — Fair Value	—
Short-term Investments — Book Value	—
Financial Options Owned — Statement Value	—
Financial Options Written and In Force — Statement Value	—
Financial Futures Contracts Open — Current Price	—

Cash on Deposit	$4,031

Life Insurance in Force
Industrial	—
Ordinary	$1,749,827
Credit Life	—
Group Life	—

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$1,000

Life Insurance Policies with Disability Provisions in Force:
Industrial	—
Ordinary	$23,301
Credit Life	—
Group Life	—

Supplementary Contracts in Force:
Ordinary — Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary — Involving Life Contingencies
Income Payable	—
Group — Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group — Involving Life Contingencies
Income Payable	—
Annuities:
Ordinary
Immediate — Amount of Income Payable	—
Deferred — Fully Paid Account Balance	—
Deferred — Not Fully Paid — Account Balance	—
Group
Amount of Income Payable	—
Fully Paid Account Balance	—
Not Fully Paid — Account Balance	—

Equitable Financial Life and Annuity Company

Supplemental Schedule of Selected Financial Data

As of and for the Year Ended December 31, 2025 (continued)

2025
(in thousands)
Accident and Health Insurance — Premiums in Force:
Ordinary	—
Group	—
Credit	—

Deposit Funds and Dividend Accumulations:
Deposit Funds — Account Balance	—
Dividend Accumulations — Account Balance	—

Claim Payments 2025 :
Group Accident and Health Year Ended December 31, 2025
2025	—
2024	—
2023	—
2022	—
2021	—
Prior	—

Other Accident and Health
2025	—
2024	—
2023	—
2022	—
2021	—
Prior	—

Other Coverage’s that use developmental methods to calculate claim reserve
2025	—
2024	—
2023	—
2022	—
2021	—
Prior	—

Equitable Financial Life and Annuity Company

Supplemental Summary Investment Schedule

December 31, 2025

	Gross Investment Holdings and Admitted Assets as Reported in the Annual Statement
	(in thousands)
Investment Categories	Amount	Percentage
Long-Term Bonds (Schedule D, Part 1):
Issuer credit obligations:
U.S. government obligations	$5,177	1.6%
Other U.S. government obligations	4,034	1.2%
Corporate bonds	240,618	73.8%

Total issuer credit obligations	$249,829	76.6%

Asset-backed securities
Financial asset-backed securities — self-liquidating	$1,364	0.4%

Total asset-backed securities	$1,364	0.4%

Total Fixed Maturities	$251,193	77.0%

Cash, Cash Equivalents, and Short-Term Investments:
Cash (Schedule E, Part 1)	$4,031	1.2%
Cash Equivalents (Schedule E, Part 2)	6,677	2.0%

Total Cash, Cash Equivalents, and Short-Term Investments	$10,708	3.2%

Contract loans	$64,179	19.7%

Total invested assets	$326,080	100%

Equitable Financial Life and Annuity Company

Supplemental Investment Risks Interrogatories

December 31, 2025

1.	State the reporting entity’s total admitted assets as reported on the Statement of Assets: $342,244 thousand.

2.

State by investment category the ten largest exposures to a single issuer/borrower/investment, excluding U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

Investment	Amount	% of Total Admitted Assets
	(in thousands)
Meta Platforms, Inc.	$7,199	2.1
SPIRE ALABAMA INC	5,000	1.5
CSX Corporation	4,084	1.2
Tennessee Valley Authority	4,034	1.2
Alabama Power Company	4,000	1.2
Texas Instruments Incorporated	3,993	1.2
State Street Corporation	3,952	1.2
Virginia Electric and Power Company	3,773	1.1
The Home Depot, Inc.	3,767	1.1
Public Storage	3,573	1.0

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds, short term investments and preferred stocks by NAIC rating:

NAIC Designation	Statement Value	% of Total Admitted Assets
	(in thousands)
NAIC-1	$186,521	54.5%
NAIC-2	64,672	18.9%
NAIC-3	—	0.0%

	$251,193

The Company held no preferred stock.

4.	Assets held in foreign investments:

	(in thousands)
Total admitted assets held in foreign investment	$38,451	11.2%
Foreign currency-denominated investments	$—	0.0%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	% of Total Admitted Assets
	(in thousands)
Countries rated NAIC 1	$35,069	10.2%
Countries rated NAIC 2	3,382	1.0%
Countries rated NAIC 3 or below	—	—

Equitable Financial Life and Annuity Company

Supplemental Investment Risks Interrogatories

December 31, 2025 (continued)

6.	Two largest foreign investment exposures to a single country categorized by NAIC sovereign rating are as follows:

	Amount		% of Total Admitted Assets
Countries rated NAIC 1:	(in thousands	)
Country: Netherlands	$8,985		2.6%
Country: Japan	$6,485		1.9%

Countries rated NAIC 2:
Country: Italy	$3,382		1.0%

Countries rated NAIC 3: or below

10.	List the ten largest non-sovereign (i.e. non-governmental) foreign issues are as follows:

Issuer	NAIC Rating	Amount	% of Total Admitted Assets
		(in thousands)
BPCE S.A.	1FE, 2FE	3,573	1.0
BHP Billiton Finance (USA) Limited	1FE	3,054	0.9
Banco Santander, S.A.	1FE	3,018	0.9
Enel Finance International N.V.	2FE	2,892	0.8
Eni S.p.A.	1FE	2,382	0.7
ING Groep N.V.	1FE	2,103	0.6
Sumitomo Mitsui Financial Group, Inc.	1FE	2,000	0.6
Siemens Financieringsmaatschappij N.V.	1FE	1,999	0.6
Equinor ASA	1FE	1,995	0.6
Shell International Finance B.V.	1FE	1,992	0.6

11.	Assets held in Canadian investments are less than 2.5% of the Company’s reporting entity’s total admitted assets.

The following interrogatories are not applicable for the Company: numbers 7, 8, 9 covering unhedged foreign currency exposure; number 12 covering contractual sales restrictions; number 13 covering equity interests; number 14 covering non affiliated privately placed equities; number 15 covering general partnership interests; numbers 16 and 17 covering mortgage loans; number 18 covering real estate; number 19 covering investments held in mezzanine real estate loans; number 20 covering securities lending agreements and repurchase agreements; number 21 covering warrants, options, caps, and floors; number 22 covering collars, swaps, and forwards; number 23 covering futures contracts.

Equitable Financial Life and Annuity Company

Notes to the Supplemental Schedules

December 31, 2025

1.	BASIS OF PRESENTATION

The accompanying supplemental schedules and interrogatories present selected statutory financial data as of December 31, 2025, and for the year then ended for purposes of complying with the NAIC Annual Statement Instructions and the NAIC Accounting Practices and Procedures Manual.